UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 19, 2008

                             RCM Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Nevada                        1-10245              95-1480559
        ----------                   -------------       --------------
      (State or Other              (Commission File        (I.R.S. Employer
      Jurisdiction of                   Number)           Identification No.)
      Incorporation)

  2500 McClellan Avenue, Suite 350
          Pennsauken, NJ                                      08109-4613
-----------------------------------------------------        -----------
  (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (856) 486-1777
                                                          ---------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

_Written communications pursuant to Rule 425 under the Section Act (17 CFR
 230.425).
_Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12).
_Pre-commencement communications pursuant to Rule 14d-2(b)
 under the Exchange Act (17 CFR 240-14d-2(b)).
_Pre-commencement communications
 pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).




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Item 2.02.        Results of Operations and Financial Condition.

On March 19, 2008, the Registrant issued a press release regarding its financial results for the thirty-nine weeks and thirteen weeks ended December 29, 2007. A copy of the press release is furnished as Exhibit 99 to this report.

Use of Non-GAAP Financial Information

To supplement its consolidated financial statements presented in accordance with GAAP, the Registrant uses certain non-GAAP financial measures, including EBITDA and EBITDA per shares, which are derived from results based on GAAP. Non-GAAP adjustments are provided to enhance the user's overall understanding of the Registrant's current financial performance and its prospects for the future, including its results of operations, cash generated and resources available for strategic opportunities including reinvestment in the business and acquisitions. In addition, the Registrant has historically reported similar non-GAAP results to the investment community, and, as a result, believes the inclusion of non-GAAP presentations provides consistency in its financial reporting. Further, the non-GAAP results are one of the primary indicators management uses for planning and forecasting in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

The information set forth under this "Item 2.02. Results of Operations and Financial Condition" (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01.        Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.

 Exhibit Number               Exhibit Title
    99 Press Release by the Registrant, dated March 19, 2008, furnished in accordance with Item 2.02 of this Current Report on Form 8-K.



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                                                     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           RCM TECHNOLOGIES, INC.



                           By:/s/ Stanton Remer
                                  -------------
                                  Stanton Remer
                                  Executive Vice President,
                                  Chief Financial Officer, Treasurer and
                                  Secretary


Dated: March 19, 2008


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                                  Exhibit Index


 Exhibit Number                       Exhibit Title
      99 Press Release by the Registrant, dated March 19, 2008, furnished in accordance with Item 2.02 of this Current Report on Form 8-K.


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